                                                                      Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, Agere Systems Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2001; and

          WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below his or her signature:

          NOW, THEREFORE, the undersigned hereby constitutes and appoints Mark
T. Greenquist and John W. Gamble, Jr. and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, as indicated, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of November, 2001.

By /s/ John A. Young                    By /s/ William R. Carapezzi, Jr.
    _________________________________      ____________________________________
    Name: John A. Young                    Name: William R. Carapezzi, Jr.
    Title: Chairman of the Board           Title: Director

By /s/ John T. Dickson                  By /s/ Pamela O. Kimmet
   __________________________________      _____________________________________
   Name: John T. Dickson                   Name: Pamela O. Kimmet
   Title: Chief Executive Officer,         Title: Director
          President and Director

By /s/ Rajiv L. Gupta
   __________________________________
   Name: Rajiv L. Gupta
   Title: Director


By /s/ Rae F. Sedel
   __________________________________
   Name: Rae F. Sedel
   Title: Director


By /s/ Harold A. Wagner
   __________________________________
   Name: Harold A. Wagner
   Title: Director

                                                                      Exhibit 24
                                                                       continued


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, Agere Systems Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2001; and

     WHEREAS, the undersigned is an Officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John W. Gamble, Jr. as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as an Officer of the Company, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30th day of November, 2001.

                                          By /s/ Mark T. Greenquist
                                             ----------------------
                                             Name:  Mark T. Greenquist
                                             Title: Executive Vice President and
                                                    Chief Financial Officer